Staff Retirement Plans	12 Months Ended
Mar. 31, 2023
Staff Retirement Plans [Abstract]
STAFF RETIREMENT PLANS
20.	STAFF RETIREMENT PLANS

The Group operates a Mandatory Provident Fund (“MPF”) scheme for all qualifying employees in Hong Kong. The MPF is a defined contribution scheme and the assets of the scheme are managed by a trustee independent of the Group.

The MPF is available to all employees aged 18 to 64 with at least 60 days of service under the employment of the Group in Hong Kong. Contributions are made by the Group to the MPF at a rate of 5% based on each employee’s relevant compensation, subject to a cap of HK$1,500 (equivalent to $0.19) per month.

The Group’s full-time employees in China participate in a government-mandated multiemployer defined contribution plan pursuant to which certain medical care unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The China labor regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries. No forfeited contributions may be used by the employer to reduce the existing level of contributions.

Under the Social Security Schemes in Myanmar, the Group was required registration of its employees with the Social Security Board. Contributions are made by the Group to the social security plan at a rate of 3% based on each employee’s relevant compensation, subject to a cap of 9,000 Kyat (equivalent to $0.004) per month.

There is no gratuity/end of service/pension entitlements stipulated under Myanmar law for private sector employees. Presently there is no pension plan required by Myanmar law compelling private sector employees or employers to make pension contributions. The Group does not provide additional private pension plans to its employees in Myanmar.

The cost of the Group’s contribution to the staff retirement plans in Hong Kong, China and Myanmar amounted to $125, $154 and $146 for the years ended March 31, 2021, 2022 and 2023, respectively.